SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2003

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Item 5. Other Events.

On February 21, 2003, Wal-Mart Stores, Inc. (the “Company”) completed the sale to Morgan Stanley & Co. Incorporated (the “Underwriter”) of $1,500,000,000 aggregate principal amount of the Company’s Floating Rate Notes Due 2005 (the “Notes”) pursuant to a Pricing Agreement, dated as of February 18, 2003 (the “Pricing Agreement”), by and between the Company and the Underwriter. The Pricing Agreement incorporates by reference the terms of an Underwriting Agreement, dated as of February 18, 2003, by and between the Company and the Underwriter.

The Notes form part of the newly created series of the Company’s Floating Rate Notes Due 2005 (the “2005 Floating Rate Series”). The $1,500,000,000 aggregate principal amount of the Notes issued on February 21, 2003 are the only notes of the 2005 Floating Rate Series issued and outstanding as of the date hereof. The 2005 Floating Rate Series was created and established, and the terms and conditions of the 2005 Floating Rate Series were established, by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of December 11, 2002, between the Company and Bank One Trust Company, NA, as Trustee (the “Indenture”). The terms of the Notes are as set forth in the Indenture, which is an exhibit to the Registration Statement on Form S-3 of the Company (Commission File No. 333-101874), and in the form of the promissory note that represents the Notes, a copy of which is filed as an Exhibit to this Current Report on Form 8-K. The Notes were delivered in the form of three global notes, each in the original principal amount of $500,000,000, representing the Notes issued and sold (the “Global Notes”), which have been executed by the Company and authenticated by the Trustee. Copies of the Pricing Agreement and the Underwriting Agreement, as well as the form of the Global Notes, are attached as exhibits to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K is the Series Terms Certificate, as contemplated by the Indenture, which evidences the establishment of certain terms and conditions of the 2005 Floating Rate Series in accordance with the Indenture.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

1	(a)	Pricing Agreement, dated as of February 18, 2003, between the Company and the Underwriter.

1	(b)	Underwriting Agreement, dated as of February 18, 2003, by and among the Company and the Underwriter.

4	(a)	Series Terms Certificate for Wal-Mart Stores, Inc. Floating Rate Notes Due 2005.

4	(b)	Form of Global Note representing the Wal-Mart Stores, Inc. Floating Rate Notes Due 2005.

5		Hughes & Luce, LLP Legality Opinion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 21, 2003

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley
Name: Charles M. Holley Title: Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description

1(a)	Pricing Agreement, dated as of February 18, 2003, between the Company and Morgan Stanley & Co. Incorporated.

1(b)	Underwriting Agreement, dated as of February 18, 2003, by and among the Company and Morgan Stanley & Co. Incorporated.

4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. Floating Rate Notes Due 2005.

4(b)	Form of Global Note representing the Wal-Mart Stores, Inc. Floating Rate Notes Due 2005.

5	Hughes & Luce, LLP Legality Opinion.